UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 10, 2023

Chinook Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

001-37345	94-3348934
(Commission File No.)	(IRS Employer Identification No.)

400 Fairview Avenue North, Suite 900

Seattle, WA

(Address of principal executive offices)

98109

(Zip Code)

Registrant’s telephone number, including area code: (206) 485-7241

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	KDNY	The Nasdaq Stock Market LLC (The Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officer; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective April 10, 2023, the Board of Directors (the “Board”) of Chinook Therapeutics, Inc (the “Company”) appointed Robert Azelby to fill in a newly created vacancy on the Board. Mr. Azelby will serve as a Class I director with a term expiring at the annual meeting of stockholders to be held in 2025, at which time he will stand for election by the Company’s stockholders, or until his earlier death, resignation or removal.

As a non-employee director, Mr. Azelby will receive cash and equity compensation paid by the Company pursuant to its non-employee director compensation program. There are no arrangements or understandings between Mr. Azelby and any other person pursuant to which Mr. Azelby was selected as a director, and there are no transactions between Mr. Azelby and the Company that would require disclosure under Item 404(a) of Regulation S-K. In addition, the Company has entered into an indemnification agreement with Mr. Azelby in connection with his appointment to the Board which is in substantially the same form as that entered into with the other directors of the Company.

Item 7.01	Regulation FD Disclosure.

On April 13, 2023, the Company issued a press release announcing the appointment of Mr. Azelby. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated into this Item 7.01 by reference.

The information in this Current Report on Form 8-K and Exhibit 99.1 attached hereto is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit	Description

99.1	Press Release, dated April 13, 2023, titled “Chinook Therapeutics Announces the Appointment of Robert W. Azelby to its Board of Directors”

104	Cover Page Interactive File (the cover page tags are embedded within the Inline XBRL document)

The information in this report, including the exhibit hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information contained herein and in the accompanying exhibit shall not be incorporated by reference into any filing with the U.S. Securities and Exchange Commission made by Chinook Therapeutics, Inc., whether made before or after the date hereof, regardless of any general incorporation language in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 13, 2023		Chinook Therapeutics, Inc.

	By:	/s/ Eric L. Dobmeier
Eric L. Dobmeier
President and Chief Executive Officer